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                                                                    EXHIBIT 10.3

                                                                  Execution Copy

                   AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT
                   ------------------------------------------

          AMENDMENT NO. 3 dated as of June 23, 2003 (this "Amendment") to the Committed Note Purchase and Security Agreement, dated as of May 10, 2002, as previously amended by Amendment No. 1 thereto, dated as of June 15, 2002, and by Amendment No. 2 thereto, dated as of November 21, 2002 (as amended, the "Note Purchase Agreement"), among NEW CENTURY FUNDING I, a Delaware statutory trust (the "Note Issuer" or the "Trust"), each Person party thereto as a Purchaser or a Noteholder from time to time, and UBS WARBURG REAL ESTATE SECURITIES INC. as Agent for the Purchasers and the Noteholders (the "Agent").

                                    RECITALS

          The Note Issuer has requested that the Agent agree to amend certain provisions of the Note Purchase Agreement as set forth in this Amendment. The Agent is willing to agree to such amendments, but only on the terms and subject to the conditions set forth below in this Amendment. These Recitals are hereby incorporated herein and made a part hereof for all purposes.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note Issuer and the Agent hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, all capitalized terms herein shall have the respective meanings given for such terms in the Note Purchase Agreement.

     2.   Amendments. The following amendments (specified in paragraphs (a) -
(d) below) to the Note Purchase Agreement shall apply as of the date hereof upon the execution of this Amendment by all the parties hereto:

          (a) The following new definitions shall be added in the appropriate alphabetical order as follows:

          "Between 95% and 100% LTV Mortgage Loan" shall mean a Mortgage Loan with an LTV or a CLTV of between 95% (inclusive) and 100%.

          "Between 95% and 100% LTV Mortgage Loan Sub-Limit" shall mean, at any time, that the aggregate principal balance of all Between 95% and 100% LTV Mortgage Loans may not exceed 5% of the then aggregate outstanding principal amount of the Notes.

          "Greater Than 80% LTV Mortgage Loan" shall mean a Mortgage Loan with an LTV or a CLTV of more than 80%. The term Greater Than 80% LTV Mortgage Loan shall also mean and include a Greater Than 90% LTV Mortgage Loan and a Between 95% and 100% LTV Mortgage Loan.

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          "Greater Than 80% LTV Mortgage Loan Sub-Limit" shall mean, at any time, that the aggregate principal balance of all Greater Than 80% LTV Mortgage Loans may not exceed 45% of the then aggregate outstanding principal amount of the Notes.

          "Greater Than 90% LTV Mortgage Loan" shall mean a Mortgage Loan with an LTV or a CLTV of more than 90%. The term Greater Than 90% LTV Mortgage Loan shall also mean and include a Between 95% and 100% LTV Mortgage Loan.

          "Greater Than 90% LTV Mortgage Loan Sub-Limit" shall mean, at any time, that the aggregate principal balance of all Greater Than 90% LTV Mortgage Loans may not exceed 10% of the then aggregate outstanding principal amount of the Notes.

          (b) The defined term "New Century Parties is amended to read as follows: "New Century Parties" shall mean collectively, New Century Financial, New Century Mortgage and New Century Capital Corporation.

          (c) The definition "Collateral Value" is hereby amended by (A) renumbering clauses (v) and (vi) thereof as clauses (viii) and (ix), respectively, (B) by inserting new clauses (v), (vi) and (vii) as follow:

               (v) the aggregate Collateral Value of Between 95% and 100% LTV Mortgage Loans may not exceed the Between 95% and 100% LTV Mortgage Loan Sub-Limit at any time;

               (vi) the aggregate Collateral Value of Greater Than 80% LTV Mortgage Loans may not exceed the Greater Than 80% LTV Mortgage Loan Sub-Limit at any time;

               (vii) the aggregate Collateral Value of Greater Than 90% LTV Mortgage Loans may not exceed the Greater Than 90% LTV Mortgage Loan Sub-Limit at any time;

          (C) by deleting the final word "or" of item (9), (D) by inserting new items (10), (11) and (12) at renumbered clause (viii) as follow:

               (10) which is a Between 95% and 100% LTV Mortgage Loan and exceeds the Between 95% and 100% LTV Mortgage Loan Sub-Limit;

               (11) which is a Greater Than 80% LTV Mortgage Loan and exceeds the Greater Than 80% LTV Mortgage Loan Sub-Limit; or

               (12) which is a Greater Than 90% LTV Mortgage Loan and exceeds the Greater Than 90% LTV Mortgage Loan Sub-Limit;

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          and (E) by deleting both appearances of the phrase "(i) through (v)"
     in renumbered clause (ix) and replacing it in each instance with the phrase "(i) through (viii)".

          (d) The defined term "Commitment Amount" in the Note Purchase Agreement is hereby amended to read as follows:

          "'Commitment Amount' shall mean $750,000,000, subject to reduction from time to time as provided herein; provided, that if the making of any Note Purchase hereunder would result in the aggregate principal amount of Notes outstanding hereunder to exceed $1,000,000,000, then the maximum amount of such Note Purchase (and the Commitment Amount hereunder) will be reduced such that the total amount of Notes outstanding hereunder, together with notes outstanding and issued by the Issuer, will not exceed $1,000,000,000."

     The parties acknowledge that the $1,000,000,000 figure reflects an additional $250,000,000 which may be advanced to the Issuer as an uncommitted amount, in the sole and absolute discretion of the Agent.

          (e) Paragraph 6.02(d) shall be deleted in its entirety and replaced with the following:

               "(d) the Agent shall have completed its due diligence review of the Mortgage Documents for each Mortgage Loan and such other documents, records, agreements, instruments, Mortgage Properties or information relating to such Mortgage Loans as the Agent in its sole discretion deems appropriate to review and such review shall be satisfactory to the Agent in its sole discretion, it being understood and agreed by the Note Issuer that any such review which precedes the related Note Purchase Date shall not in any way limit the Agent's continuing right to perform one or more Due Diligence Reviews pursuant to Section 13.14 hereof following the related Note Purchase Date;"

     3. Representations and Warranties. To induce the Agent to enter into this Amendment, the Note Issuer hereby represents and warrants to the Agent that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Note Purchase Agreement and the other Note Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     4. No Other Amendments. Except and to the extent expressly amended herein, the Note Purchase Agreement shall remain in full force and effect, without any waiver, or additional amendment or modification of any other provision thereof.

     5. Expenses. The Note Issuer hereby agrees to cause the Administrator to pay and reimburse the Agent for all of the reasonable out-of pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this

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Amendment, including, without limitation, the reasonable fees and disbursements of Dewey Ballantine LLP, counsel to the Agent.

     6. Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

     7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

     8. Merger and Integration. Upon execution of this Amendment by the parties to the Agreement, this Amendment shall be incorporated into and merged together with the Agreement. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect and the Agreement as hereby amended is further ratified and reconfirmed in all respects.

     9. Capitalized Terms. Capitalized terms used herein and not defined herein have their respective meanings as set forth in the Agreement.

     10. Voting Rights. For the convenience of cross-referencing, reference is hereby made to that certain direction letter of even date herewith (the "Direction Letter") wherein New Century Mortgage Corporation, as the Administrator of New Century Funding I under the Administration Agreement and the Depositor under the Trust Agreement, (a) directs Wilmington Trust Company to take all such action with respect to the Trust as is consistent with the terms and conditions of each of the Agreement and the Trust Agreement and (b) thereby represents and warrants that (i) it is the holder of the majority of Voting Rights (as defined in the Trust Agreement) and (ii) the actions to be taken by Wilmington Trust Company pursuant to the Direction Letter and hereunder are authorized by, and do not conflict with, the Transaction Documents.

     11.  Liability. It is expressly understood and agreed by the parties that
(a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Trust with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder or under

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any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 5.1 of the Trust Agreement.

                            [SIGNATURE PAGES FOLLOW]




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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
3 to the Note Purchase Agreement to be duly executed and delivered as of the day and year first above written.

                                     NOTE ISSUER
                                     -----------

                                     NEW CENTURY FUNDING I


                                     By:  WILMINGTON TRUST COMPANY, not in
                                          its individual capacity, but solely
                                          as Owner Trustee under the Trust
                                          Agreement


                                     By:     /s/  Patricia A. Evans
                                        -------------------------------------
                                        Name:  Patricia A. Evans
                                        Title: Assistant Vice President


                                     Address for Notices:
                                     -------------------

                                     New Century Funding I
                                     c/o Wilmington Trust Company
                                     Rodney Square North
                                     1100 North Market Street
                                     Wilmington, Delaware  19890
                                     Attention: Corporate Trust Administration
                                     Telecopy No.: 302-636-4140 or 302-636-4141
                                     Telephone No.: 302-651-1000

                                     With a copy to:

                                     New Century Funding I
                                     c/o New Century Mortgage Corporation
                                     1800 Von Karman,
                                     Suite 1000
                                     Irvine, California  92612
                                     Attention:  Stergios Theologides, Esq.
                                     Telecopier No.:  949-840-7033
                                     Telephone No.:  949-863-7243

         [Signature page for Amendment No. 3 to Note Purchase Agreement]

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                                        AGENT

                                        UBS WARBURG REAL ESTATE SECURITIES INC.


                                        By:     /s/  Robert Carpenter
                                           -------------------------------------
                                           Name: Robert Carpenter
                                           Title: Director


                                        By:    /s/  George A. Mangiaracina
                                           -------------------------------------
                                           Name:  George A. Mangiaracina
                                           Title: Managing Director

                                        Address for Notices:
                                        -------------------

                                        1285 Avenue of the Americas
                                        New York, New York 10019
                                        Attention: Robert Carpenter
                                                   George A. Mangiaracina
                                        Telecopier No: 212-713-9597
                                        Telephone No: 212-713-2000

                                        PURCHASER AND NOTEHOLDER
                                        ------------------------

                                        UBS WARBURG REAL ESTATE SECURITIES INC.


                                        By:     /s/  Robert Carpenter
                                           -------------------------------------
                                           Name:  Robert Carpenter
                                           Title: Director


                                        By:    /s/  George A. Mangiaracina
                                           -------------------------------------
                                           Name: George A. Mangiaracina
                                           Title: Managing Director

         [Signature page for Amendment No. 3 to Note Purchase Agreement]

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                                        Address for Notices:

                                        1285 Avenue of the Americas
                                        New York, New York 10019
                                        Attention: Robert Carpenter
                                                   George A. Mangiaracina
                                        Telecopier No: 212-713-9597
                                        Telephone No: 212-713-2000

         [Signature page for Amendment No. 3 to Note Purchase Agreement]

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